                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1994-B
                                               February, 2001
                                               Payment:  March 15, 2001

                                               7.85% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                               Distribution Date: March 15, 2001

                                                                                 Per $1,000
Securitized Net Interest Margin Certificates                                      Original
--------------------------------------------                                     ----------
1.  Amount Available                                           532,419.73
                                                        -----------------
    Pro rata Share of Excess from NIM 94-A                     158,083.62
                                                        -----------------
Interest

2.  Aggregate Interest                                          13,142.80         0.14223810
                                                        ------------------------------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                            13,142.80
                                                        -----------------

Principal

6.  Current month's principal distribution                     677,360.55         7.33074188
                                                        ------------------------------------

7.  Remaining outstanding principal balance                  1,331,730.52         14.4126680
                                                        ------------------------------------
    Pool Factor                                                0.01441267
                                                        -----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                            197,608,984.45**
                                                        -----------------

9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                              538,700.03
                                                        -----------------

10. Weighted average CPR                                            7.64%
                                                        -----------------

11. Weighted average CDR                                            1.64%
                                                        -----------------

12. Annualized net loss percentage                                  1.16%
                                                        -----------------

13. Delinquency              30-59 day                              1.40%
                                                        -----------------
                             60-89 day                              0.45%
                                                        -----------------
                             90+ day                                0.77%
                                                        -----------------
                             Total 30+                              2.62%
                                                        -----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 1/15/01.

                                                Net Interest Margin Trust 1994-B
                                                February, 2001
                                                Payment:  March 15, 2001


                                                     Fee Assets
                                 ----------------------------------------------
                                    Guarantee         Inside      Fee Asset
                                      Fees             Refi         Total
                                 ----------------------------------------------

GTFC 1994-1                          166,544.76       5,595.66      172,140.42
GTFC 1994-2                                0.00           0.00            0.00
GTFC 1994-3                                0.00           0.00            0.00
GTFC 1994-4                                0.00           0.00            0.00

                                 ----------------------------------------------
                                     166,544.76       5,595.66      172,140.42

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      172,140.42

Subordinated Servicing Fees                                         213,406.65

Payment on Finance 1 Note                                           385,547.07

Allocable to Interest (current)                                           0.00

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                                    0.00

Finance 1 Note Principal Balance                                          0.00

                                                Net Interest Margin Trust 1994-B
                                                February, 2001
                                                Payment:  March 15, 2001





                                             Inside
                              Residual        Refi          Total
                          ------------------------------------------

GTFC 1994-1                        0.00          0.00             0
GTFC 1994-2                   43,225.27     13,282.69     56,507.96
GTFC 1994-3                   41,749.37      2,654.82     44,404.19
GTFC 1994-4                   38,741.66      7,218.85     45,960.51

                          ------------------------------------------
                             123,716.30     23,156.36    146,872.66

                          Total Residual and Inside
                              Refinance Payments         146,872.66